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                               EXHIBIT 10.3(H)

                          SALARY DEFERRAL AGREEMENT

     THIS AGREEMENT, dated as of December ___, 199__, between First American Corporation (the "Company") and ___________________________ (the "Executive").

                                 WITNESSETH:

     WHEREAS, the Executive is serving as an executive of the Company at an annual rate of $ _________________ as of December __, 199___; and

     WHEREAS, the Executive and the Company desire to enter into an agreement with respect to the deferred payment of a portion of the Executive's salary upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Company and the Executive hereby agree as follows:

1. $______________ of the Executive's 199___ annual salary will be deferred by the Company, in equal installments, from the semi-monthly salary payments paid to the Executive during such year. The deferred salary is subject to FICA tax at the time the salary payments are made. However, the Executive and the Company agree that the FICA tax will be paid out of the remaining non-deferred balance, if any, of the Executive's semi-monthly salary payments or, if the remaining non-deferred balance is not sufficient to pay the FICA tax, by the Executive's personal check payable to the Company and delivered to the Payroll Department of the Company. Such deferred salary plus interest computed and accrued as set forth in Article 2 hereof (the "Deferred Compensation") will be payable to the Executive, the Executive's designated beneficiary, or the Executive's estate as set forth in this Agreement.

2. Interest will be credited to the Executive's account on December 31 of each year. Interest will accrue at a rate equal to that earned on one-year treasury notes of the U. S. Government determined as of the prior December 31. Interest will accrue on the average daily balance of the Executive's account beginning with the date on which the deferred compensation or accrued interest is credited to the Executive's account and ending with the date on which the deferred compensation or accrued interest is actually paid.

     The Executive may elect payment of the account balance either in installments or in a lump sum. Installment payments will be computed by dividing the combined total of deferred compensation and credited interest, as of the prior year-end, by the number of installments remaining. Lump-sum and final installment payments will include principal and interest credited to the Executive's account as of the prior year-end and all interest accrued subsequently in the year of payment.


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3.   Deferred Compensation will be paid to the executive following the first to occur of the listed events and in accordance with the method of payment and commencement date selected by the Executive on the attached Exhibit A which is made a part of this Agreement.

     Notwithstanding the foregoing, the Company will immediately pay the Executive the Deferred Compensation in a lump sum in the event of a Change in Control of the Company as defined in the 1991 Stock Option Plan and in the event the Executive's employment is terminated, as defined below, within two (2) years after the Change in Control has occurred:

     (a) involuntarily, other than an involuntary termination for cause or other than occurring as the result of death, disability, or terminating at or after attaining normal retirement age, or
     (b)      voluntarily, following:
              (i) any reduction in the Executive's (a) base salary from the level existing at the time of the most recent Change in Control, (b) combined base salary and annual bonus from that for the year immediately preceding the Change in Control, or (c) annual bonus opportunity available immediately preceding the Change in Control, or
              (ii) any relocation to which the Executive has not agreed to an office of the Company more than thirty-five (35) miles from the office where Executive was located at the time of any Change in Control or any increase in Executive's required travel amounting to a constructive relocation, or
              (iii) any material reduction in the level of responsibility, position (including status, office, title, reporting relationships or working conditions), authority or duties of Executive immediately preceding the Change in Control, or
              (iv) any material reduction in the aggregate fringe benefits and perquisites available to Executive immediately preceding the Change in Control not offset by salary or annual bonus increases, or

     (c) voluntarily if, following a Change in Control, any successor or acquiror of Company either announces that it will not honor or cause the Company to honor the terms of this Agreement or if, at any time, the Company fails to confirm in writing to the Executive within fifteen (15) business days of a request by Executive that it will honor and will cause the Company to honor the terms of this Agreement.

     The Executive should notify Human Resources immediately upon the occurrence of the triggering event to ensure timely payment. For purposes of Exhibit A, the term "effective date" means the Executive's last day of employment.

     For purposes of this Article 3, the Executive will be deemed to be continuously employed by the Company or any affiliate of the Company if the Executive is re-employed by the Company or an affiliate of the Company within four weeks of the date the Executive's employment first ceased.

4. The Executive will have the right to designate a beneficiary who, in the event of the Executive's death prior to the payment of any or all of the Deferred Compensation pursuant

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     to this Agreement, will receive the unpaid Deferred Compensation.  Such designation will be made by the Executive on the form attached hereto. The Executive may, at any time, change or revoke such designation by written notice to the Director, Compensation and Benefits.

5.   (a)      If the Executive dies prior to the receipt of any or all of the
              Deferred Compensation, no Deferred Compensation will be paid for a period of thirty days from the date the Director, Compensation and Benefits, receives written notice of the Executive's death.
     (b)      As soon as practical following such thirty-day period, the unpaid Deferred Compensation will be paid to the designated beneficiary in a lump sum.
     (c)      If the designated beneficiary predeceases the Executive, the unpaid Deferred Compensation will be paid to the contingent beneficiary, if living, or the Executive's estate in a lump sum as soon as practical.
     (d)      If the designated beneficiary dies after the Executive
              but prior to the payment of the Deferred Compensation and has not elected to receive such Deferred Compensation, no Deferred
              Compensation will be paid for a period of thirty days from the date the Director, Compensation and Benefits receives written notice of the death of the designated beneficiary. The Deferred
              Compensation plus accrued interest will then be paid to the contingent beneficiary or, if the contingent beneficiary does not survive the Executive, the estate of the designated beneficiary in a lump sum as soon as practical.

6. The Company will pay to the Executive during the term of the Executive's employment that portion of the Deferred Compensation that will be necessary to meet a financial hardship arising from an unforeseen emergency. For purposes of this Article 6, such emergency payment will be made only in instances of hardship arising from an unanticipated emergency that is caused by an event beyond the control of the Executive and that would result in severe financial hardship to the Executive if early withdrawal were not permitted. Any early withdrawal approved by the Human Resources Committee is limited to the amount necessary to meet the emergency. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:
     (a) through reimbursement or compensation by insurance or otherwise,
     (b) by liquidation of the Executive's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or
     (c)      by cessation of deferrals under this Agreement.

     Examples of what are not considered to be unforeseeable emergencies include the need to send an Executive's child to college or the desire to purchase a home. The Executive will apply to the Human Resources Committee for any emergency payment under this Article 6 and will furnish to the Human Resources Committee such information as the Executive deems appropriate and as the Company and counsel for the Company deem necessary and appropriate to make such determination. The determination of the Human Resources Committee as to whether a payment is warranted under this Article 6, and the amount of such payment, will be conclusive and binding on the Executive and Company.


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7.   The Deferred Compensation will be paid out of the general funds of the
     Company and no funds will be set aside therefor. The Deferred Compensation will be subject to the claims of the Company's general creditors. The Executive will have the status of a general unsecured creditor of the Company and this Agreement constitutes a mere promise by the Company to make Deferred Compensation payments in the future. It is the intention of the parties that this Agreement is to be unfunded for tax purposes and for purposes of Title I of ERISA.

8. Any right under this Agreement to receive Deferred Compensation will not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Executive or the Executive's beneficiary. Any attempted assignment will be null and void.

9. Any amount of salary deferred pursuant to this Agreement will be included in the Executive's compensation base for purposes of determining entitlements under the First American Corporation Supplemental Executive Retirement Program, the Life Insurance Plan and Short and Long Term Disability Plans. Salary deferred under this Agreement will not be eligible for deferral under the FIRST Plan.

10. The Executive and the Company acknowledge that this Agreement is not an employment agreement between the Executive and the Company, and the Company and the Executive each have the right to terminate the Executive's employment at any time for any reason, unless there is a written employment agreement to the contrary.

11. This Agreement will be binding upon any successor to the Company by merger, consolidation, purchase or otherwise.

12. This Agreement, together with the Executive's beneficiary designation, constitutes the entire agreement between the Company and the Executive regarding the Deferred Compensation and will not be modified except upon the written agreement of the Company and the Executive.

13. This Agreement will be governed in accordance with the laws of the State of Tennessee.



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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the day and year first above written.


                                    ---------------------------------
                                    Executive
                                    Social Security Number:

                                    FIRST AMERICAN CORPORATION

                                    By:
                                       ------------------------------
                                       Martin E. Simmons
                                       Executive Vice President-Administration,
                                       General Counsel, and Corporate Secretary

Beneficiary:  Name, Relationship, and Social Security Number:__________________
Contingent or Secondary Beneficiary:   Name, Relationship, and Social Security
Number (if the beneficiary designated above is not living at the time of the death of the employee)

     ------------------------------------------------------

                                       ------------------------------
                                       Executive



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                                  EXHIBIT A
                         TO SALARY DEFERRAL AGREEMENT
                         DATED AS OF _________, 199_

INSTRUCTIONS: Select one (1) Method of Payment and one (1) Commencement date for each event listed and then initial the Exhibit where indicated. The "FIXED DATE" event is optional and should not be completed unless some form of distribution is desired prior to retirement or termination.


                           EVENT TRIGGERING PAYMENT

                                Early Retirement


          METHOD OF PAYMENT                             COMMENCEMENT DATE

[ ]    Lump Sum = deferred amount plus           [ ]   February 1 of the year
       accrued interest.                               following effective date
                                                       of early retirement

[ ]    Annual Installments                       [ ]   February 1 of year
       Select 2-10: ___________________   =            following a fixed date
       account balance plus interest                   after early retirememt.
       credited thereto divided by number              Insert year:
       of installments outstanding.
                                                       ------------------.

                              Normal Retirement


          METHOD OF PAYMENT                             COMMENCEMENT DATE

[ ]    Lump Sum = deferred amount plus           [ ]   February 1 of the year
       accrued interest.                               following effective date
                                                       of early retirement

[ ]    Annual Installments                       [ ]   February 1 of year
       Select 2-10: ___________________   =            following a fixed date
       account balance plus interest                   after early retirement.
       credited thereto divided by number              Insert year:
       of installments outstanding.
                                                       ------------------.


                       Executive's Initials
                                            -----------

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                           EVENT TRIGGERING PAYMENT

                      Voluntary or Involuntary Termination


          METHOD OF PAYMENT                             COMMENCEMENT DATE

[ ]    Lump Sum = deferred amount plus           [ ]   February 1 of the year
       accrued interest.                               following effective date
                                                       of voluntary or
                                                       involuntary termination.

[ ]    Annual Installments                       [ ]   February 1 of year
       Select 2-10: ___________________   =            following a fixed
       account balance plus interest                   date after voluntary or
       credited thereto divided by number              involuntary termination.
       of installments outstanding.                    Insert year:

                                                        ---------------------.

                            Disability Termination


          METHOD OF PAYMENT                             COMMENCEMENT DATE

[ ]    Lump Sum = deferred amount plus           [ ]   February 1 of the year
       accrued interest.                               following effective date
                                                       of disability
                                                       termination.

[ ]    Annual Installments                       [ ]   February 1 of year
       Select 2-10: ___________________   =            following a fixed
       account balance plus interest                   date after disability
       credited thereto divided by number              determintation.
       of installments outstanding.                    Insert year:

                                                       ---------------------.


                     Executive's Initials
                                            -------------

    THE TERM "EFFECTIVE DATE" MEANS THE EXECUTIVE'S LAST DAY OF EMPLOYMENT.


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                           EVENT TRIGGERING PAYMENT


                                   Fixed Date

                            Full Payment (Optional)

          METHOD OF PAYMENT                             COMMENCEMENT DATE

[ ]    Lump Sum = deferred amount plus           [ ]   February 1 following
       accrued interest.                               fixed date
                                                       Insert year:

                                                       -------------------

[ ]    Annual Installments
       Select 2-10: ___________________   =
       account balance plus interest
       credited thereto divided by number
       of installments outstanding.


                                  Fixed Date

                          Partial Payment (Optional)

          METHOD OF PAYMENT                             COMMENCEMENT DATE

[ ]    Lump Sum = partial payment amount         [ ]   February 1 following
       with the remainder to be paid as                fixed date.
       indicated by the first appropriate              Insert year:
       event triggering payment
                                                       ------------------- .


[ ]    Annual Installments                             Amount: $        or     %
       Select 2-10: ___________________   =                     --------  -----
       payment amount divided by number
       of installments outstanding with the
       remainder to be paid as indicated by
       the first appropriate event
       triggering payment.



                       Executive's Initials
                                            -----------

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